                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  May 15, 2006

           Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                       Merrill Lynch Mortgage Lending Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     333-130545                13-3416059
 (State or Other Jurisdiction          (Commission              (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)

       250 Vesey Street                                             10080
4 World Financial Center 10th                                     (Zip Code)
            Floor
      New York, New York
    (Address of Principal
      Executive Offices)

       Registrant's telephone number, including area code: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets: General.

     On April 28, 2006, Merrill Lynch Mortgage Investors, Inc., issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2006-2 Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated March 31, 2006, as supplemented by the prospectus supplement dated April 26, 2006 (collectively, the "Prospectus").

     The Class A Certificates consist of the Class I-A Certificates, the Class II-A Certificates, the Class III-A Certificates, the Class IV-A Certificates and the Class A-R Certificate. The Class M Certificates consist of the Class M-1 Certificates, Class M-2 Certificates and the Class M-3 Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, and the Class B-3 Certificates.

     The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pools and certain other property described in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Not applicable

     (d)  Exhibits:

Item 601(a) of Regulation S-K

Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement dated as of April 1, 2006 (the
              "Pooling and Servicing Agreement"), by and among Merrill Lynch
              Mortgage Investors, Inc., as depositor (the "Depositor"), HSBC
              Bank USA, National Association, as trustee (the "Trustee"), Wells
              Fargo Bank, N.A., as master servicer and securities administrator
              ("Master Servicer"), and PHH Mortgage Corporation, as a servicer and company, for Merrill Lynch Mortgage Investors Trust Series
              MLCC 2006-2 Mortgage Pass-Through Certificates.

99.1          Mortgage Loan Purchase and Sale Agreement, dated as of April 1,
              2006, between Merrill Lynch Mortgage Lending, Inc., as Sponsor,and
              Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2          Assignment, Assumption and Recognition Agreement, dated as of
              April 1, 2006, between Merrill Lynch Bank, USA and Merrill Lynch
              Mortgage Lending, Inc.

99.3          Assignment, Assumption and Recognition Agreement, dated as of
              April 1, 2006, between Merrill Lynch Mortgage Lending, Inc.,
              Merrill Lynch Mortgage Investors, Inc. and First Republic Bank, as a servicer.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


Date: May 15, 2006                      By: /s/ Matthew Whalen
                                            ------------------------------------
                                        Name: Matthew Whalen
                                        Title: President

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement dated as of April 1, 2006 (the
              "Pooling and Servicing Agreement"), by and among Merrill Lynch
              Mortgage Investors, Inc., as depositor (the "Depositor"), HSBC
              Bank USA, National Association, as trustee (the "Trustee"), Wells
              Fargo Bank, N.A., as master servicer and securities administrator
              ("Master Servicer"), and PHH Mortgage Corporation, as a servicer and the company, for Merrill Lynch Mortgage Investors Trust Series
              MLCC 2006-2 Mortgage Pass-Through Certificates.

99.1          Mortgage Loan Purchase and Sale Agreement, dated as of April 1,
              2006, between Merrill Lynch Mortgage Lending, Inc., as Sponsor and
              Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2          Assignment, Assumption and Recognition Agreement, dated as of
              April 1, 2006, between Merrill Lynch Bank, USA and Merrill Lynch
              Mortgage Lending, Inc.

99.3          Assignment, Assumption and Recognition Agreement, dated as of
              April 1, 2006, between Merrill Lynch Mortgage Lending, Inc.,
              Merrill Lynch Mortgage Investors, Inc. and First Republic Bank, as a servicer.